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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 1, 2009

                                UNIVERSAL POWER GROUP, INC.
             (Exact name of Registrant as specified in its charter)

             Texas                     001-33207              75-1288690
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(State or other jurisdiction of    (Commission File         (IRS Employer
         incorporation)                 Number)           Identification No.)



           1720 Hayden Road, Carrollton, Texas                  75006
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         (Address Of Principal Executive Office)              (Zip Code)

        Registrant's telephone number, including area code (469) 892-1122
                                                           --------------


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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 4.01.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a) Effective June 1, 2009 (the "Effective Date"), Universal Power Group, Inc.'s (the "Company") independent accountants, KBA Group LLP ("KBA"), joined BKD, LLP. As a result, KBA resigned as the Company's independent accountants as of the Effective Date. The Company's Audit Committee has been notified of the resignation and the reasons for KBA's resignation.

         The audit reports of KBA on the financial statements of the Company as of and for the years ended December 31, 2007 and 2008 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. During the fiscal years ended December 31, 2008 and 2007 and the subsequent interim period through the Effective Date there were (1) no disagreements with KBA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KBA, would have caused them to make reference thereto in their reports on the financial statements for such years and (2) no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

         The  Company  has  furnished  to KBA the  statements  made in this Item
4.01. Attached as Exhibit 16.1 to this Form 8-K is KBA's letter to the Securities and Exchange Commission, dated June 4, 2009 regarding these statements.

         (b) As of the date hereof, the Company has not yet engaged a new independent registered public accounting firm.

ITEM 5.02. DEPARTURE  OF  DIRECTORS OR CERTAIN  OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         (c) On June 1, 2009, Ian Edmonds was appointed President and Chief Executive Officer of the Company. Prior to this appointment, he was serving the Company in those positions on an interim basis since January 2009, and as Executive Vice President, Chief Operating Officer, interim Chief Financial Officer and a Director. He will continue in his positions as interim Chief Financial Officer and a Director of the Company. A copy of the press release announcing Mr. Edmonds' promotion is attached as Exhibit 99.1 to this report.

         In connection with the promotion, the Company's Compensation Committee approved a new compensation arrangement with Mr. Edmonds pursuant to which he will be entitled to a base salary of $250,000 per annum plus an annual cash bonus equal in amount to seven and one-half percent (7 1/2%) of the Company's audited Income before provision for income taxes, as adjusted, provided the Company meets or exceeds certain targeted performance levels established by the Compensation Committee.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

         On June 1, 2009, the Company's Board of Directors (the "Board") unanimously adopted a resolution to amend Article 3, Section 3.2 of the Company's Bylaws to provide that the number of directors on the Board may be determined from time to time by resolution of the Board and to reduce to five the number of directors on the Board beginning on the date of the next annual meeting of shareholder. This amendment to the Company's Bylaw was permitted under Article 9, Section 9.7 thereof.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

    (d) Exhibits

           EXHIBIT
             NO.                                DESCRIPTION
             --                                 -----------

             3.1 Article 3, Section 3.2 of the Amended and Restated Bylaws of Universal Power Group, Inc., as amended on June 1, 2009.

            16.1 Letter, dated June 4, 2009 from KBA Group LLP to the Securities and Exchange Commission, regarding change in certifying accountant of the Company.

            99.1       Press  release,   dated  June  2,  2009,  announcing  the
                       promotion of Ian Edmonds to the positions of President and Chief Executive Officer of the Company.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Universal Power Group, Inc.



Date:  June 4, 2009                     By: /s/ Julie Sansom Reese
                                            -----------------------------
                                            Name: Julie Sansom-Reese
                                                  Title: SVP, Finance